UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2010
Date of Report (Date of earliest event reported)

Red Rock Pictures Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-108690	98-0441032
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

6019 Olivas Park Drive, Suite B
Ventura, California 93003
(Address of principal executive offices) (Zip Code)

(805) 650-6749
(Registrant’s telephone number, including area code)

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On August 20, 2010, Red Rock Pictures Holdings, Inc., (the “Company”) and Reno Rolle, the Company’s Chief Executive Officer, entered into a letter of intent (the “LOI”) with Crisnic Fund, S.A., a Costa Rican investment company (“Crisnic”) whereby Crisnic has agreed to provide certain funding to the Company.

Pursuant to the LOI, Reno Rolle has agreed to pledge a total of 14,380,773 of his shares of the Company’s common stock as security for an initial funding of $300,000 (the “Initial Funding”) payable in three tranches as set forth in the LOI. The Company has agreed to use the Initial Funding for a proposed direct response marketing campaign (“Campaign”) and will share all adjusted gross receipts from the Campaign with Crisnic. The Company has agreed to enter into a primary offering agreement with Crisnic (the “Primary Offering”), whereby the Company will sell up to $1,500,000 in common stock (the “Subsequent Funding”) and a registration rights agreement. The number of shares in the Subsequent Funding (the “Funding Shares”) and the purchase price of the shares in the Primary Offering shall be determined subsequent to the Reverse Split (as defined below).

In addition, the Company has issued 13,000,000 shares of restricted common stock (the “Newly Issued Shares”) to Crisnic. Additionally, the Company will take all steps necessary to complete a 1 for 100 reverse stock split (the “Reverse Split”) of the Company’s common Stock. Upon completion of the Reverse Split the Company will issue 3,000,000 shares of common stock to Crisnic (the “Subsequent Shares”) and Reno Rolle shall convert all outstanding past due salary into 5,000,000 newly issued shares of common stock (the “Rolle Shares) collectively the Subsequent Shares and Rolle Shares are the “Issuance Condition.” Upon completion of the Reverse Split, the Company shall file a Form S-1 Registration Statement with the U.S. Securities and Exchange Commission to register the Funding Shares, the Newly Issued Shares and the Subsequent Shares.

The foregoing description of the LOI is not intended to be complete and is qualified in their entirety by the complete text of the agreement attached as an exhibit to this Current Report on Form 8-K.

 Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the issuance of the Funding Shares, the Newly Issued Shares, the Rolle Shares and the Subsequent Shares in Item 1.01 is incorporated herein by reference in its entirety.

The issuance of Funding Shares, the Newly Issued Shares, the Rolle Shares and the Subsequent Shares is an unregistered sale of securities conducted pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 -Financial Statements and Exhibits

Exhibit Number	Description
10.1	Crisnic Fund Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Red Rock Pictures Holdings, Inc.

/s/ Reno Rolle
Reno Rolle Chief Executive Officer

Dated: September 10, 2010

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